SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007
The Spectranetics Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19711	84-0997049

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
96 Talamine Court
Colorado Springs, CO 80907-5186
(Address of Principal Executive Offices)

(719) 633-8333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Training Agreement
2006 Incentive Award Plan

Item 1.01. Entry Into a Material Definitive Agreement.
     On June 21, 2007, the Spectranetics Corporation (the “Company”) entered into a training agreement (the “Agreement”) with Dr. Craig Walker, a member of the Company’s board of directors, pursuant to which Dr. Walker trains physicians in the use of the Company’s excimer laser technology. Pursuant to the agreement, Dr. Walker will receive a maximum of $100,000 for providing such services in fiscal year 2007. In addition, the agreement provides for consulting services at pre-established fees, which include speaker honoraria and directing or moderating Master Summit laser training courses. These additional consulting fees are subject to pre-approval of authorized Spectranetics employees. The Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2007, the Board of Directors of the Company approved an amendment to the 2006 Incentive Award Plan (the “2006 Plan”) increasing the number of shares of common stock authorized for issuance thereunder by 350,000 shares of common stock, subject to the approval of the Company’s stockholders. On June 19, 2007, the stockholders approved the amendment to the 2006 Plan. For a description of the 2006 Plan as amended, please see Proposal No. 2, “Amendment to 2006 Incentive Award Plan” in the Company’s definitive proxy statement for its 2007 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 30, 2007. The amendment to the 2006 Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
10.1	Training Agreement between The Spectranetics Corporation and Craig M. Walker, MD, dated June 21, 2007.

10.2	Second Amendment to The Spectranetics Corporation 2006 Incentive Award Plan, dated June 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2007	The Spectranetics Corporation (registrant)

	By:	/s/ Guy Childs
	Name:	Guy Childs
	Its:	Chief Financial Officer

EXHIBIT INDEX

10.1	Training Agreement between The Spectranetics Corporation and Craig M. Walker, MD, dated June 21, 2007.

10.2	Second Amendment to The Spectranetics Corporation 2006 Incentive Award Plan, dated June 19, 2007.